UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

June 27, 2014
(Date of Report - Date of Earliest Event Reported)

First Cash Financial Services, Inc.
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

0-19133 (Commission File Number)	75-2237318 (IRS Employer Identification No.)

690 East Lamar Blvd., Suite 400, Arlington, Texas 76011
(Address of principal executive offices, including zip code)

(817) 460-3947
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR
240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR
240.13e-4(c))

Item 8.01. Other Events.

As previously reported, on March 24, 2014, First Cash Financial Services, Inc. (the “Company”) issued and sold $200 million of 6.75% Senior Notes due 2021 (the “Notes”) pursuant to an exemption from registration under the Securities Act of 1933, as amended. The Notes are guaranteed by certain of the Company’s domestic subsidiaries (the “Guarantor Subsidiaries”). In connection with the issuance and sale of the Notes, the Company and the Guarantor Subsidiaries agreed to file a registration statement on Form S-4 with the Securities and Exchange Commission with regard to an offer to exchange the unregistered Notes and related guarantees for new registered notes and guarantees with substantially identical terms, except for the transfer restrictions and registration rights that do not apply to the new notes.

In connection with the exchange offer, the Company will become subject to the requirements of Rule 3-10 of Regulation S-X which requires certain financial information regarding guarantors of registered securities to be included or incorporated by reference in the registration statement. The Company is filing this Current Report on Form 8-K for the purpose of including in its audited financial statements for the year ended December 31, 2013 an additional footnote (“Note 17 - Condensed Consolidating Guarantor Financial Statements”) containing the required condensed consolidating financial information relating to the Guarantor Subsidiaries. These audited financial statements will be incorporated by reference into the Company’s registration statement related to the exchange offer.

The revised audited financial statements are filed as Exhibit 99.1 to this Current Report on Form 8-K. The audited financial statements of the Company which were previously filed as part of the Company’s Annual Report on Form 10-K for the year ended December 31, 2013 otherwise remain unchanged.

Item 9.01. Financial Statements and Exhibits.

(d) The following Exhibits are filed herewith as part of this report:

23.1	Consent of Independent Registered Public Accounting firm, Hein & Associates LLP
99.1
Consolidated Audited Financial Statements of First Cash Financial Services, Inc. and subsidiaries as of December 31, 2013 and 2012, and for each of the three years ended December 31, 2013, 2012 and 2011, as modified solely to include new Note 17 to the Consolidated Audited Financial Statements.

101	XBRL Instance Documents and Related Items

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: June 27, 2014	FIRST CASH FINANCIAL SERVICES, INC.
(Registrant)

/s/ R. DOUGLAS ORR
R. Douglas Orr
Executive Vice President and Chief Financial Officer
(Principal Financial and Accounting Officer)

EXHIBIT INDEX

Exhibit Number	Description
23.1	Consent of Independent Registered Public Accounting firm, Hein & Associates LLP
99.1
Consolidated Audited Financial Statements of First Cash Financial Services, Inc. and subsidiaries as of December 31, 2013 and 2012, and for each of the three years ended December 31, 2013, 2012 and 2011, as modified solely to include new Note 17 to the Consolidated Audited Financial Statements.

101	XBRL Instance Documents and Related Items

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